UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 363-8183
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Immediatek, Inc. (“Immediatek”) on April 8, 2010, to include the historical financial statements of Officeware Corporation (“Officeware”), the company which merged with a wholly-owned subsidiary of Immediatek on April 1, 2010, and the unaudited proforma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)
Financial statements of businesses acquired. The audited financial statements of Officeware for the years ended March 31, 2010 and March 31, 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

(b)
Proforma financial information. The proforma financial information as of March 31, 2010 and for the year ended March 31, 2010 is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in its entirety by reference.

(c)	Shell company transactions. Not applicable.
(d)	Exhibits.
The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

99.1	Financial statements of Officeware Corporation for the years ended March 31, 2010 and March 31, 2009 and Report of Independent Registered Accounting Firm.

99.2	Unaudited proforma condensed combined financial statements as of March 31, 2010 and for the year ended March 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation
Date: June 18, 2010	By:	/s/ Darin Divinia
		Name:	Darin Divinia
		Title:	President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Financial statements of Officeware Corporation for the years ended March 31, 2010 and March 31, 2009 and Report of Independent Registered Accounting Firm.

99.2	Unaudited proforma condensed combined financial statements as of March 31, 2010 and for the year ended March 31, 2010.